                                                                   EXHIBIT 10.20

                      THIRD AMENDMENT AND WAIVER TO FIRST
                     AMENDED AND RESTATED CREDIT AGREEMENT

        THIS THIRD AMENDMENT AND WAIVER TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment and Waiver"), dated as of December 25, 2001, by and among the lenders listed on the signature pages hereof (the "Lenders"), CLUBCORP, INC., a Delaware corporation (the "Borrower"), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the "Administrative Agent"), to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).

                                   BACKGROUND

        A. The Borrower, the Lenders, certain co-agents, certain managing agents and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of September 24, 1999, as amended by that certain First Amendment to First Amended and Restated Credit Agreement, dated as of November 5, 1999, and that certain Second Amendment to First Amended and Restated Credit Agreement, dated as of December 20, 2000 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

        B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

        C.      The Borrower has requested a waiver of compliance with Section
7.12 of the Credit Agreement under the Credit Agreement for a limited time.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

        1. AMENDMENT. Section 8.1 of the Credit Agreement is hereby amended by (a) deleting "or" at the end of clause (m) thereof; (b) deleting "." at the end of clause (n) thereof and inserting ";or" in lieu thereof; and (c) adding a new clause (o) thereto to read as follows:

                (o) The Borrower shall fail to deliver to the Administrative Agent by February 7, 2002 executed deeds of trust or mortgages, as applicable, on Barton Creek Resort, Pinehurst Resort, The Homestead and Firestone County Club granting a first Lien (subject to Permitted Liens) in the property covered thereby, in form and substance satisfactory to the Administrative Agent, together with such opinions, resolutions and certificates related thereto as required by the Administrative Agent.

        2. WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section 5 hereof and termination of the waiver provided in this Section 2 as provided in Section 3 hereof; the Lenders hereby waive compliance with the Leverage Ratio covenant set forth in Section 7.12 of the Credit Agreement at the Fiscal Quarter ending December 25, 2001 (the "Waived Covenant"). The waiver provided herein does not
(a) affect any other covenant or provision of the Credit Agreement or any other Loan Document or (b) relate to any other Fiscal Quarter.

        3. WAIVER TERMINATION. Notwithstanding anything herein to the contrary, the waiver provided in Section 2 above shall automatically terminate on the earlier of (a) the date of the occurrence of an Event of Default other than with respect to the Waived Covenant or (b) 5:00 p.m., Dallas time, February 7, 2002, and shall be of no further force or effect as of such date.

        4. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the waiver set forth in the foregoing
Section 2:

        (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date; and

        (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

        5. CONDITIONS OF EFFECTIVENESS. This Amendment and Waiver shall be effective as of December 25, 2001, subject to the following:

        (a) the representations and warranties set forth in Section 4 of this Amendment and Waiver shall be true and correct;

        (b) the Administrative Agent shall have received counterparts of this Amendment and Waiver executed by the Determining Lenders;

        (c) the Administrative Agent shall have received counterparts of this Amendment and Waiver executed by the Borrower and acknowledged by each Guarantor; and

        (d) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as the Lenders shall require.

        6. AMENDMENT AND WAIVER FEE. The Borrower covenants and agrees to pay an amendment and waiver fee to the Lenders which execute and deliver this Amendment and Waiver to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, December 19, 2001, in an amount equal to the product of
(a) 0.125% multiplied by (b)(i) with respect to each Lender having a portion of the Revolving Credit Commitment, an amount equal to such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender. Such amendment and waiver fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than one Business Day after the date on which this Amendment and

Waiver becomes effective. The Borrower agrees that the failure to pay the amendment and waiver fee provided in this Section 6 shall be an Event of Default under Section 8.1(b)(ii) of the Credit Agreement.

        7. RESERVATION OF RIGHTS. The Borrower acknowledges that the Lenders execution and delivery of this Amendment and Waiver shall not be deemed to create a course of dealing or otherwise obligate the Lenders to execute similar waivers under the same or similar circumstances in the future.

        8. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment and Waiver, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment and Waiver, or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

        9.      REFERENCE TO THE CREDIT AGREEMENT.

        (a) Upon and during the effectiveness of this Amendment and Waiver, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected by this Amendment and Waiver.

        (b) Except as expressly set forth herein, this Amendment and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of; or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

        10. COSTS AND EXPENSES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and deliver of this Amendment and Waiver and the other instruments and documents to be delivered hereunder.

        11. EXECUTION IN COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment and Waiver, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

        12. GOVERNING LAW; BINDING EFFECT. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

        13. HEADINGS. Section headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose.

        14. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT AND WAIVER, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

--------------------------------------------------------------------------------
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
--------------------------------------------------------------------------------

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver as of the date first above written.

                                                CLUBCORP, INC.


                                                By: /s/ JOHN M. MASSEY III
                                                   -----------------------------
                                                    Name:  John M. Massey III
                                                           ---------------------
                                                    Title: Senior Vice President
                                                           & Treasurer
                                                           ---------------------

                                                BANK OF AMERICA, N.A., as
                                                Administrative Agent, Swing Line
                                                Bank, Issuing Bank, and as a
                                                Lender


                                                By: /s/ DAN M. KILLIAN
                                                   -----------------------------
                                                    Name:  Dan M. Killian
                                                           ---------------------
                                                    Title: Managing Director
                                                           ---------------------

                                                BANK ONE, TEXAS, N.A.

                                                By: /s/ WILLIAM B. WINTERS
                                                   -----------------------------
                                                    Name:  William B. Winters
                                                           ---------------------
                                                    Title: Director, Corporate
                                                           Banking
                                                           ---------------------

                                                WELLS FARGO BANK TEXAS, NATIONAL
                                                ASSOCIATION, successor to WELLS
                                                FARGO BANK (TEXAS), N.A.


                                                By: /s/ ZACH JOHNSON
                                                   -----------------------------
                                                    Name:  Zach Johnson
                                                           ---------------------
                                                    Title: Vice President
                                                           ---------------------

                                                CREDIT LYONNAIS NEW YORK BRANCH,
                                                as Managing Agent and as a
                                                Lender


                                                By: /s/ ATTILA KOC
                                                   -----------------------------
                                                    Name:  ATTILA KOC
                                                           ---------------------
                                                    Title: SENIOR VICE PRESIDENT
                                                           ---------------------

                                                FIRST UNION NATIONAL BANK, as
                                                Managing Agent and as a Lender


                                                By: /s/ WILLIAM R. GOLEY
                                                   -----------------------------
                                                    William R. Goley
                                                    Vice President

                                            GUARANTY BANK, as Co-Agent and
                                            as a Lender

                                            By: /s/ MICHAEL J. ANSOLABEHERE
                                               -------------------------------
                                                Name:  Michael J. Ansolabehere
                                                       -----------------------
                                                Title: Vice President
                                                       -----------------------

                                            BRANCH BANKING AND TRUST COMPANY,
                                            as Co-Agent and as a
                                            Lender


                                            By: /s/ CORY BOYTE
                                               -----------------------------
                                                Name:  Cory Boyte
                                                       ---------------------
                                                Title: Vice President
                                                       ---------------------

                                                COMERICA BANK, as a Co-Agent and
                                                as a Lender


                                                By: /s/ CAROL S. GARAGAN
                                                   -----------------------------
                                                    Name:  Carol S. Garagan
                                                           ---------------------
                                                    Title: Vice President
                                                           ---------------------

                                                SOUTHTRUST BANK, an Alabama
                                                banking corporation, as a
                                                Co-Agent and as a Lender


                                                By: /s/ STEVEN W. DAVIS
                                                   -----------------------------
                                                    Name:  Steven W. Davis
                                                           ---------------------
                                                    Title: Senior Vice President
                                                           ---------------------

                                                U.S. BANK NATIONAL ASSOCIATION
                                                (formerly FIRSTAR BANK, N.A.)


                                                By: /s/ GREGORY L. DRYDEN
                                                   -----------------------------
                                                    Gregory L. Dryden
                                                    Vice President

                                                COMPASS BANK


                                                By: /s/ R. BRUCE FREY
                                                   -----------------------------
                                                    Name:  R. Bruce Frey
                                                           ---------------------
                                                    Title: Vice President
                                                           ---------------------

                                                AMSOUTH BANK, successor in
                                                interest by merger to Deposit
                                                Guaranty National Bank


                                                By: /s/ J. D. MAY
                                                   -----------------------------
                                                    Name:  J. D. May
                                                           ---------------------
                                                    Title: Vice President
                                                           ---------------------

                                                MELLON BANK, N.A.


                                                By: /s/ WILLIAM M. FEATHERS
                                                   -----------------------------
                                                    Name:  William M. Feathers
                                                           ---------------------
                                                    Title: Vice President
                                                           ---------------------

                                                HIBERNIA NATIONAL BANK


                                                By: /s/ FRANK J. CRIFASI
                                                   -----------------------------
                                                    Frank J. Crifasi
                                                    Sr. Vice President

                                                TEXTRON FINANCIAL CORPORATION


                                                By: /s/ RAMON J. MUNOZ
                                                   -----------------------------
                                                    Name:  Ramon J. Munoz
                                                           ---------------------
                                                    Title: President - Golf
                                                           Course Finance
                                                           Division
                                                           ---------------------

                               AIM FLOATING RATE FUND
                               By: INVESCO Senior Secured Management, Inc.
                                   As Attorney in fact



                               By:       /s/ GREGORY STOECKLE
                                  -----------------------------------------
                                  Name:      Gregory Stoeckle
                                       ------------------------------------
                                  Title: Authorized Signatory
                                        -----------------------------------

                               AERIES FINANCE-II LTD.



                               By:       /s/ GREGORY STOECKLE
                                  -----------------------------------------
                                  Name:      Gregory Stoeckle
                                       ------------------------------------
                                  Title:     Authorized Signatory
                                        -----------------------------------

                               METROPOLITAN LIFE INSURANCE
                               COMPANY



                               By:       /s/ JAMES R. DINGLER
                                  -----------------------------------------
                                  Name:      James R. Dingler
                                       ------------------------------------
                                  Title:     Director
                                        -----------------------------------

                               HELLER FINANCIAL, INC.



                               By:       /s/ SCOTT ZIEMKE
                                  -----------------------------------------
                                  Name:      Scott Ziemke
                                       ------------------------------------
                                  Title:     Vice President
                                        -----------------------------------

                               PPM SPYGLASS FUNDING TRUST



                               By:       /s/ DIANA L. MUSHILL
                                  -----------------------------------------
                                  Name:      DIANA L. MUSHILL
                                       ------------------------------------
                                  Title:     AUTHORIZED AGENT
                                        -----------------------------------

                               MONUMENTAL CAPITAL LTD.



                               By: Alliance Capital Management L.P., as
                                   Investment Manager


                               By: Alliance Capital Management Corporation,
                                   as General Partner


                               By:       /s/ ROBERT BAYER
                                  -----------------------------------------
                                  Name:      Robert Bayer
                                       ------------------------------------
                                  Title:     Vice President
                                        -----------------------------------

                               BALANCED HIGH-YIELD FUND II LTD.


                               By: ING Capital Advisors LLC, as Asset Manager




                               By:       /s/ MICHAEL J. CAMPBELL
                                  -----------------------------------------
                                  Name:      Michael J. Campbell
                                       ------------------------------------
                                  Title:     Managing Director
                                        -----------------------------------



                               By:
                                  -----------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

                               NORTH AMERICAN SENIOR FLOATING RATE FUND INC.
                               BY: STANFIELD CAPITAL PARTNERS LLC
                                         AS SUBADVISOR



                               By:       /s/ CHRISTOPHER A. PUCILLO
                                  -----------------------------------------
                                  Name:      Christopher A. Pucillo
                                       ------------------------------------
                                  Title:     Managing Director
                                        -----------------------------------

                               BLACK DIAMOND INTERNATIONAL
                               FUNDING, LTD.



                               By:       /s/ ALAN CORKISH
                                  -----------------------------------------
                                  Name:  Alan Corkish
                                       ------------------------------------
                                  Title: Director
                                        -----------------------------------

                               GALAXY CLO 1999-1, LTD.


                               By: SAI Investment Adviser, Inc., its
                                   Collateral Manager



                               By:       /s/ JOHN G. LAPHAM
                                  -----------------------------------------
                                  Name:  John G. Lapham
                                       ------------------------------------
                                  Title: Authorized Agent
                                        -----------------------------------

                               AVALON CAPITAL LTD.


                               By: INVESCO Senior Secured Management, Inc.
                                   as Portfolio Advisor



                               By:       /s/ GREGORY STOECKLE
                                  -----------------------------------------
                                  Name:  Gregory Stoeckle
                                       ------------------------------------
                                  Title: Authorized Signatory
                                        -----------------------------------

                               BLACK DIAMOND CLO 2000-1 LTD.



                               By:       /s/ ALAN CORKISH
                                  -----------------------------------------
                                  Name:      Alan Corkish
                                       ------------------------------------
                                  Title:     Director
                                        -----------------------------------

                               BLACK DIAMOND CLO 1998-1 LTD.



                               By:       /s/ ALAN CORKISH
                                  -----------------------------------------
                                  Name:      Alan Corkish
                                       ------------------------------------
                                  Title:     Director
                                        -----------------------------------

                               BANK OF TEXAS, N.A.



                               By:       /s/ FRANK A. SEWELL IV
                                  -----------------------------------------
                                  Name:      Frank A. Sewell IV
                                       ------------------------------------
                                  Title:     Vice President
                                        -----------------------------------

                               DEBIS FINANCIAL SERVICES, INC.



                               By:       /s/ RAYMOND M. McGOWAN
                                  -----------------------------------------
                                  Name:      Raymond M. McGowan
                                       ------------------------------------
                                  Title:     Group Leader
                                             Portfolio Management
                                        -----------------------------------

                               ELT LTD.



                               By:       /s/ DIANA L. MUSHILL
                                  -----------------------------------------
                                  Name:      Diana L. Mushill
                                       ------------------------------------
                                  Title:     Authorized Agent
                                        -----------------------------------

                               FLEETBANK



                               By:       /s/ GREGORY C. BADGER
                                  -----------------------------------------
                                  Name:      Gregory C. Badger
                                       ------------------------------------
                                  Title:     Director
                                        -----------------------------------

                               OCTAGON INVESTMENT PARTNERS III, LTD.


                               By: Octagon Credit Investors, LLC
                                   as Portfolio Manager



                               By:       /s/ MICHAEL B. NECHAMKIN
                                  -----------------------------------------
                                  Name:      Michael B. Nechamkin
                                       ------------------------------------
                                  Title:     Portfolio Manager
                                        -----------------------------------

                               OCTAGON INVESTMENT PARTNERS II, LTD.


                               By: Octagon Credit Investors, LLC
                                   as Portfolio Manager



                               By:       /s/ MICHAEL B. NECHAMKIN
                                  -----------------------------------------
                                  Name:      Michael B. Nechamkin
                                       ------------------------------------
                                  Title:     Portfolio Manager
                                        -----------------------------------

                               SOCIETE GENERALE



                               By:       /s/ THOMAS F. McDEVITT
                                  -----------------------------------------
                                  Name:      Thomas F. McDevitt
                                       ------------------------------------
                                  Title:     MD
                                        -----------------------------------

                               KZH SOLIEL LLC



                               By:       /s/ SUSAN LEE
                                  -----------------------------------------
                                  Name:      Susan Lee
                                       ------------------------------------
                                  Title:     Authorized Agent
                                        -----------------------------------

                               SUNAMERICA LIFE INSURANCE COMPANY



                               By:       /s/ JOHN G. LAPHAM
                                  -----------------------------------------
                                  Name:      John G. Lapham
                                       ------------------------------------
                                  Title:     Authorized Agent
                                        -----------------------------------

                               CHARTER VIEW PORTFOLIO
                               By: INVESCO Senior Secured Management, Inc.
                                   As Investment Advisor



                               By:       /s/ GREGORY STOECKLE
                                  -----------------------------------------
                                  Name:      Gregory Stoeckle
                                       ------------------------------------
                                  Title:     Authorized Signatory
                                        -----------------------------------

                               AVALON CAPITAL LTD. 2
                               By: INVESCO Senior Secured Management, Inc.
                                   As Portfolio Advisor



                               By:       /s/ GREGORY STOECKLE
                                  -----------------------------------------
                                  Name:      Gregory Stoeckle
                                       ------------------------------------
                                  Title:     Authorized Signatory
                                        -----------------------------------

ACKNOWLEDGED AND AGREED:

CLUBCORP USA, INC., a Delaware corporation
THE 191 CLUB, INC., a Georgia corporation
THE 410 CLUB MANAGEMENT CORP., an
        Illinois corporation
AKRON MANAGEMENT CORP., an Ohio
        corporation
APRIL SOUND MANAGEMENT CORP., a Texas
        corporation
ASPEN GLEN GOLF CLUB MANAGEMENT
        COMPANY, a Colorado corporation
ATHLETIC CLUB AT THE EQUITABLE CENTER,
        INC., a New York corporation
BANKERS CLUB, INC., a Florida corporation
BAY OAKS COUNTRY CLUB, INC., a Texas
        corporation
BECKETT RIDGE COUNTRY CLUB, INC., an
        Ohio corporation
BIENVILLE CLUB, INC., an Alabama corporation
BRAEMAR COUNTRY CLUB, INC., a California
        corporation
BROKEN ARROW MANAGEMENT CORP., an
        Oklahoma corporation
BROOKHAVEN COUNTRY CLUB, INC., a
        Texas corporation
BUCKHEAD CLUB, INC., a Georgia corporation
BUNKER HILL CLUB, INC., a California corporation
BR GP, INC., a Georgia corporation
BIRCHRIVER GOLF MANAGEMENT, INC., a
        Georgia corporation
CANYON CREST COUNTRY CLUB, INC., a
        California corporation
CANYON GATE AT LAS VEGAS, INC., a
        Nevada corporation
CANYON SPRINGS GOLF CLUB, INC., a
        Texas corporation
CAPITAL CITY CLUB OF MONTGOMERY, INC.,
        an Alabama corporation
CAPITAL CITY CLUB OF RALEIGH, INC., a
        North Carolina corporation
CAPITAL CLUB, INC., a Virginia corporation
CCA SILBAND/GOLFCORP/ROUND ROCK,
        INC., a Texas corporation
CCA SILBAND HOLDING CORPORATION, a
        Nevada corporation

CCA SILBAND/GOLFCORP, a California corporation
CCA SILBAND - FAIRFIELD, INC., a California
        corporation
CCA SILBAND UPLAND HILLS CORP., a
        California corporation
SILBAND SPORTS CORP., a California corporation
PLANTATION SERVICES, INC., a Texas corporation
COUNTRY MEADOW MANAGEMENT, INC., an
        Arizona corporation
CCA GOLF CENTERS, INC., a Texas corporation
CCA GOLF CENTER-ARLINGTON, INC., a Texas
        corporation
CCA GOLF CENTER-CLEARWATER, INC., a
        Florida corporation
CCA SILBAND INVESTMENT CORP., a Texas
        corporation
U.S. GOLF MANAGEMENT, INC., a Delaware
        corporation
MIDDLETOWN, GOLF, INC., a Pennsylvania
        corporation
CENTER CLUB,INC., a California corporation
CENTRE CLUB,INC., a Florida corporation
CITRUS CLUB,INC., a Florida corporation
CITY CLUB OF SAN FRANCISCO, INC., a
        California corporation
CITY CLUB OF WASHINGTON, INC., a District
        of Columbia corporation
CLEAR CREEK HOLDING COMPANY, a Texas
        corporation
CLUB AT BOSTON COLLEGE, INC., a
        Massachusetts corporation
THE CLUB AT CANYON GATE, INC., a
        Nevada corporation
CLUB AT CIMARRON, INC., a Texas corporation
CLUB AT FRANKLIN SQUARE, INC., a District
        of Columbia corporation
CLUB AT GLEN OAKS, INC., an Iowa corporation
CLUB AT SOCIETY CENTER, INC., an Ohio
        corporation
CLUB ATHLETIC CONSULTING, INC., a Texas corporation
CLUB CORPORATION OF CANADA, LTD., a
        Canadian corporation
CLUB FINANCIAL CORP., a Nevada corporation
CLUB HARRIS BRANCH REALTY, INC., a
        Texas corporation

CLUB LE CONTE, INC., a Tennessee corporation
CLUB WELLS BRANCH REALTY, INC., a Texas
        corporation
CWBR OF DELAWARE, INC., a Texas corporation
CLUB COMPANY REALTY, INC., a Texas
        corporation
CCRI OF DELAWARE, INC. a Delaware corporation
CLUBCORP BUYING SERVICES, INC., a Delaware
        corporation
CLUBCORP AVEN HOLDINGS, INC., a Delaware corporation
CLUBCORP GLOBAL HOLDINGS, INC., a
        Delaware corporation
CLUBCORP GLOBAL CONSULTING, INC., a
        Delaware corporation
CLUBCORP GRAPHICS, INC., a Florida corporation
COLUMBIA CAPITAL CITY CLUB CORP., a
        South Carolina corporation
COLUMBIA TOWER CLUB, INC., a Washington
        corporation
COMMERCE CLUB, INC., a South Carolina
        corporation
COTO PROPERTY HOLDINGS, INC., a California
        corporation
COUNTRYSIDE COUNTRY CLUB, INC., a
        Florida corporation
CROW CANYON MANAGEMENT CORP., a
        California corporation
DAYTON RACQUET CLUB, INC., an Ohio
        corporation
DEBARY MANAGEMENT CORP., a Florida
        corporation
DES MOINES CLUB TENANT CORP., an
        Iowa corporation
DES MOINES CLUB MANAGEMENT, INC., an
        Iowa corporation
DESERT FALLS COUNTRY CLUB, INC., a
        California corporation
DESERT OASIS GOLF CLUB MANAGEMENT
        CORP., a California corporation
DIAMANTE GOLF CLUB MANAGEMENT, INC.,
        an Arkansas corporation
DIAMANTE GOLF CLUB PARTNERS, INC., an
        Arkansas corporation
DIAMOND RUN CLUB, INC., a Pennsylvania
        corporation

THE DOWNTOWN CLUB, INC., a Texas corporation
EXCHANGE CLUB MANAGEMENT, INC., an
        Illinois corporation
FAIR OAKS CLUB CORP., a Texas corporation
FAIRLANE MANOR, INC., a Michigan corporation
FCS CORP., a Nevada corporation
FIRST CITY CLUB MANAGEMENT, INC., a
        Georgia corporation
FLORIDA GOLF CLUB OF GAINESVILLE, INC.,
        a Florida corporation
FORT BEND ACQUISITION CORP., a Texas
        corporation
FORTUNE FINANCIAL CORP., a Texas corporation
FOSSIL CREEK GOLF, INC., a Texas corporation
GCL CORPORATION, a California corporation
GEORGE WASHINGTON UNIVERSITY CLUB,
        INC., a District of Columbia corporation
GLENDALE MANAGEMENT CORP., a
        Wisconsin corporation
GLENDALE RACQUET CLUB, INC., a
        Wisconsin corporation
GP BEAR'S BEST ATLANTA, INC., a Georgia
        corporation
GP BEAR'S BEST LAS VEGAS, INC., a Nevada
        corporation
GRANCH GOLF CLUB, INC., an Arizona
        corporation
GREENBRIER COUNTRY CLUB, INC., a
        Virginia corporation
GREENS GOLF & RACQUET CLUB, INC., an
        Oklahoma corporation
GREENSPOINT CLUB, INC., a Texas corporation
HACKBERRY CREEK COUNTRY CLUB, INC.,
        a Texas corporation
HAILE PLANTATION MANAGEMENT CORP.,
        a Florida corporation
HARBOUR CLUB OF CHARLESTON, INC., a
        South Carolina corporation
HEARTHSTONE COUNTRY CLUB, INC., a
        Texas corporation
HERITAGE CLUB, INC., an Alabama corporation
HILLS II OF LAKEWAY, INC., a Texas
        corporation
HOUSTON CITY CLUB, INC., a Texas corporation
HUNTER'S GREEN ACQUISITION CORP., a
        Florida corporation

INDIGO RUN ASSET CORP., a South Carolina
        corporation
IRVING CLUB ACQUISITION CORP., a Texas
        corporation
IW GOLF CLUB, INC., a California corporation
JEFFERSON CLUB, INC., a Kentucky corporation
KINGWOOD COUNTRY CLUB, INC., a Texas
        corporation
KINGWOOD COVE, INC., a Texas corporation
KNOLLWOOD COUNTRY CLUB, INC., an
        Indiana corporation
LAKES CLUB, INC., an Arizona corporation
LEGAV CORPORATION, a California corporation
LIONSGATE GOLF CLUB, INC., a Kansas
        corporation
MANAGEMENT COMPANY FOR ASPEN GLEN,
        INC., a Colorado corporation
MANAGEMENT COMPANY FOR STONERIDGE
        CLUB, INC., a California corporation
MANAGER FOR CCHH, INC., a South Carolina
        corporation
MANAGER FOR INDIGO RUN, INC., a South
        Carolina corporation
MEMORIAL STADIUM CLUB MANAGEMENT
        CORP., a Texas corporation
MEMPHIS CITY CLUB, INC., a Tennessee
        corporation
METROPOLITAN CLUB OF CHICAGO, INC., an
        Illinois corporation
METROPOLITAN CLUB OF DENVER, INC. a
        Colorado corporation
MISSION HILLS COUNTRY CLUB, INC., a
        California corporation
NASHVILLE CLUB MANAGEMENT, INC., a
        Tennessee corporation
NETCLUB, INC., a Texas corporation
NEW ENGLAND COUNTRY CLUB MANAGEMENT,
        INC., a Massachusetts corporation
NORTHWOOD MANAGEMENT CORP., a Georgia
        corporation
OAK POINTE COUNTRY CLUB, INC., a Michigan
        corporation
OAKMONT MANAGEMENT CORPORATION, a
        Texas corporation
PARADISE VALLEY MANAGEMENT, INC., a
        California corporation

PARK AVENUE CLUB, INC. (formerly the Fifth Avenue
       Club, Inc.), a New York corporation
PIEDMONT CLUB, INC., a North Carolina corporation
PLAZA CLUB OF SAN ANTONIO, INC., a Texas
       corporation
PLAZA CLUB-HAWAII, LTD., a Hawaii corporation
PORTER VALLEY COUNTRY CLUB, INC., a
       California corporation
PRESIDENTIAL COUNTRY CLUB, INC., THE, a Florida
       corporation
PYRAMID CLUB MANAGEMENT, INC., a Pennsylvania
       corporation
QUAIL HOLLOW MANAGEMENT, INC., an Ohio corporation
QUEENS HARBOUR CORPORATION, a Florida corporation
RAVINIA CLUB, INC., a Georgia corporation
RENAISSANCE CLUB, INC., a Michigan corporation
STANDARD CLUB MANAGEMENT, INC., a Michigan
       corporation
RICHARDSON COUNTRY CLUB CORP., a Texas
       corporation
RIVER CREEK COUNTRY CLUB, INC., a Virginia
       corporation
RIVERS CLUB, INC., a Pennsylvania corporation
SABAL TRACE CORP., a Florida corporation
SAN FRANCISCO TENNIS CLUB, INC., a California
       corporation
THE SAN JOSE CLUB, INC., a California corporation
SAN JOSE RENAISSANCE CLUB, INC., a
       California corporation
SHADOW RIDGE GOLF CLUB, INC., a California
       corporation
SHADY VALLEY MANAGEMENT CORP., a
       Texas corporation
SHOREBY CLUB MANAGEMENT, INC., an Ohio
       corporation
SILVER LAKE MANAGEMENT CORP., an Ohio
       corporation
SKYLINE CLUB, INC., an Indiana corporation
SNEE FARM COUNTRY CLUB, INC., a South
       Carolina corporation
SOCIETY MANAGEMENT, INC., a Nevada
       corporation
SOUTHERN TRACE COUNTRY CLUB OF
       SHREVEPORT, INC., a Louisiana corporation
SPR ENERGY CORPORATION, a Texas corporation

SPRING VALLEY LAKE COUNTRY CLUB INC.,
        a California corporation
STONEBRIAR CLUB, INC., a Texas corporation
STONEBRIAR MANAGEMENT CORP., a Texas
        corporation
STONEHENGE CLUB, INC., a Virginia corporation
SUMMIT CLUB, INC., an Ohio corporation
SUMMIT CLUB, INC., an Alabama corporation
SYMPHONY TOWERS CLUB, INC., a California
        corporation
TAMPA PALMS CLUB, INC., a Florida corporation
TEAL BEND GOLF CLUB, INC., a California
        corporation
TIMARRON GOLF CLUB, INC., a Texas corporation
TOWER CITY CLUB OF VIRGINIA, INC., a
        Virginia corporation
TOWER CLUB OF DALLAS, INC., a Texas corporation
TOWER CLUB, INC., a North Carolina corporation
TOWER CLUB, INC., a Florida corporation
TOWN POINT CLUB, INC., a Virginia corporation.
TRADITION GOLF CLUB, INC., a Texas corporation
TREESDALE COUNTRY CLUB, INC., a Pennsylvania
        corporation
TURKEY CREEK GOLF CLUB, INC., a California
        corporation
UNC ALUMNI CLUB MANAGEMENT, INC., a
        North Carolina corporation
UNIVERSITY CLUB MANAGEMENT COMPANY,
        INC., a Florida corporation
UNIVERSITY CLUB OF HOUSTON, INC., a
        Texas corporation
UNIVERSITY CLUB OF WEST PALM BEACH, INC.,
        a Florida corporation
UNIVERSITY CLUB, INC., a Mississippi corporation
UNIVERSITY CLUB, INC., a Florida corporation
WALNUT CREEK MANAGEMENT CORP., a
        Texas corporation
WESTLAKE CITY CLUB, INC., a Texas corporation
WILDFLOWER COUNTRY CLUB, INC., a Texas
        corporation
WILLOW CREEK MANAGEMENT, INC., a Texas
        corporation
WOODSIDE PLANTATION COUNTRY CLUB, INC., a
        South Carolina corporation
ABILENE CLUB MANAGEMENT CORP., a Texas
        corporation

ACI OF LATIN AMERICA, INC., a Delaware
        corporation
AKRON CLUB MANAGEMENT CORP., an
        Ohio corporation
ARLINGTON CITY CLUB, INC., a Texas corporation
ATLANTA CITY CLUB, INC., a Georgia corporation
ATRIUM CLUB, INC., a New York corporation
BALLENISLES COUNTRY CLUB MANAGEMENT, INC.,
        a Florida corporation
BENTWOOD MANAGEMENT CORP., a Texas corporation
BRAE-BURN CLUB MANAGEMENT, INC., a Texas
        corporation
CANE RUN CLUB, INC., an Ohio corporation
CANE RUN MANAGEMENT, INC., an Ohio
        corporation
THE CAPITOL CLUB, INC., a California corporation
CASCADE ATHLETIC CLUB, INC., an Ohio corporation
CCC HOLDING, INC., a South Carolina corporation
CCT,INC., a Nevada corporation
CENTURY I MANAGEMENT, INC., a Texas corporation
CENTURY II CLUB MANAGEMENT, INC., a Texas
        corporation
CHAPARRAL CLUB MANAGEMENT, INC., a Texas
        corporation
CIPANGO MANAGEMENT CORPORATION, a Texas
        corporation
CITY CLUB OF ROCKFORD, INC., an Illinois
        corporation
CITY CLUB OF SAN ANTONIO MGMT., INC., a Texas
        corporation
CLAYTON CLUB MANAGEMENT CORP., a Missouri
        corporation
CLEAR CREEK MANAGEMENT CORP., a Texas
        corporation
CLEAR LAKE GOLF CLUB, INC., a Texas
        corporation
CLUB METROPOLITAN OF AUSTIN, INC., a
        Texas corporation
COOKS CREEK MANAGEMENT CORP., a Texas
        corporation
DALLAS HOSPITALITY SERVICES, INC., a
        Texas corporation
DEAN HILL MANAGEMENT CORP., a Tennessee
        corporation
DTC MANAGEMENT CORP., a Pennsylvania corporation
DUMFRIES CLUB, INC., a Virginia corporation

EAGLE CREST MANAGEMENT CORP., a California
        corporation
ERROL ESTATE MGMT., INC., a Florida corporation
FOREST OAKS COUNTRY CLUB, INC., a Texas
        corporation
GOLF CONCEPT, INC., a Nevada corporation
HEATHROW MANAGEMENT CORP., a Florida
        corporation
HERITAGE CLUB, INC., a Texas corporation
HIDEAWAY MANAGEMENT CORP., a Florida
        corporation
JEFFERSON CLUB MANAGEMENT CORP., a
        Virginia corporation
KENDALL GOLF MANAGEMENT, INC., a
        Florida corporation
LACITA MANAGEMENT CORPORATION, a
        Florida corporation
LAKE COUNTRY ESTATES COUNTRY CLUB,
        INC., a Texas corporation
LAKE NONA CLUB MANAGEMENT, INC., a
        Florida corporation
LAKES CLUB, INC., a Washington corporation
LANCERS CLUB, INC., a Texas corporation
LANDMARK CLUB AT PARK CENTRAL, INC.,
        a Texas corporation
LOS GATOS TENNIS, INC., a California corporation
LAKEVIEW CLUB, INC., a California corporation
MANAGEMENT COMPANY FOR HAMMOCK
        CREEK, INC., a Florida corporation
MANAGEMENT COMPANY FOR THE HARTFORD
        CLUB, INC., a Connecticut corporation
THE MANAGER FOR WESTWOOD COUNTRY CLUB,
        INC., a Texas corporation
MARINA CLUB MANAGEMENT, INC., a California
        corporation
MATTHEWS GOLF CLUB MANAGEMENT CORP.,
        a North Carolina corporation
MCC MANAGEMENT CORP., a California corporation
METROPOLITAN CLUB MANAGEMENT CORP.,
        an Iowa corporation
MIDLAND PLAZA CLUB, INC., a Texas corporation
MONROE STREET CITY CLUB, INC., an Illinois
        corporation
MOUNTAIN SPA CLUB MANAGEMENT INC.,
        a Nevada corporation

MOUNTAINSIDE CLUB CORPORATION, an
       Iowa corporation
MOUNTAINTOP CLUB MANAGEMENT, INC., an
       Alabama corporation
NEWPORT NEWS CLUB, INC., a Virginia corporation
NORTH HILLS MANAGEMENT CO., an Arkansas
       corporation
NORTHSHORE MANAGEMENT CORP., a Texas
        corporation
OAKMEADOW MANAGEMENT CORPORATION,
       an Indiana corporation
PARK AVENUE CLUB, INC., a New York corporation
PARK AVENUE CLUB MANAGEMENT, INC., a
       New Jersey corporation
PHARAOHS MANAGEMENT CORP., a Texas
        corporation
PICKAWAY REAL ESTATE, INC., an Ohio corporation
PINERY COUNTRY CLUB, INC., a Colorado
       corporation
PINEWOOD MANAGEMENT CORP., a Texas
        corporation
PINNACLE CLUB SERVICES, INC., a Texas
        corporation
PINNACLE CLUB, INC., a Texas
        corporation
PLAZA ATHLETIC CLUB, INC., a Texas corporation
PLAZA CLUB OF BRYAN, INC., a Texas corporation
PLAZA CLUB OF PHOENIX, INC., an Arizona
        corporation
PLAZA CLUB OF TUCSON, INC., an Arizona
        corporation
PLAZA CLUB OF TYLER, INC., a Texas corporation
PRE 1-7-00 OPERATOR OF DIAMOND BAR
        MANAGEMENT CORP, a California corporation
PRE 10-13-00 OPERATOR OF WILLOWBEND
       DEVELOPMENT CORPORATION OF
       WICHITA, a Kansas corporation
PRE 2-1-95 OPERATOR COMPANY OF LANDMARK
        ATHLETIC CLUB, a Connecticut corporation
PRE 6-1-96 OPERATOR OF THE MANAGER FOR
        TOWER RIDGE COUNTRY CLUB, INC., a
       Connecticut corporation
PRE 7-4-96 OPERATOR OF RODNEY SQUARE CLUB,
        INC., a Delaware corporation

PRE 12-31-98 MANAGEMENT COMPANY FOR
        TREYBURN COUNTRY CLUB MANAGEMENT
        CORPORATION, a North Carolina corporation
PRE 12-21-99 OPERATOR OF THE MISSION DORADO
        COUNTRY CLUB, INC., a Texas corporation
PRE 12-23-99 OWNER LAFAYETTE CLUB, INC.
       (formerly Lafayette Club, Inc.), a Kentucky corporation PRE 12/26/96 MANAGEMENT CORP. FOR COLUMBIA
        LAKES, a Texas corporation
PRE 12/30/98 OPERATOR OF HALLIFAX CLUB, INC.
        (f/k/a Halifax Club, Inc.), a Florida corporation
PRE 5-3-00 OPERATOR OF THE WALDEN CLUB, INC.
        (f/k/a Walden Club, Inc.), a Tennessee corporation
PRE 8-24-00 OPERATOR OF PEBBLE CREEK COUNTRY
        CLUB OF GREENVILLE, INC., a South Carolina corporation PRE 2-28-01 OPERATOR OF MEADOW CLUB, INC.
        (f/k/a Meadow Club, Inc.), an Illinois corporation
PRE 3-16-01 OPERATOR OF BELLE TERRE
        MANAGEMENT CORP., a Louisiana corporation
PRE 5-18-01 OPERATOR OF ORANGE PARK
        COUNTRY CLUB, INC., a Florida corporation
PRE 5-31-01 OPERATOR OF INVERRARY COUNTRY
        CLUB, INC., a Florida corporation
PREMIER ATHLETIC CLUB, INC. a Louisiana corporation
PRIVATE CLUB SERVICES, INC., a Florida corporation
PROVIDENCE MANAGEMENT INC., a North Carolina
        corporation
QUAIL VALLEY WORLD OF CLUBS, INC., a Texas
        corporation
RAINTREE COUNTRY CLUB, INC., a North Carolina
        corporation
RANCHLAND MANAGEMENT CORP., a Texas corporation
REGENCY CLUB, INC., a Texas corporation
RELAY HOUSE CORPORATION, an Alabama corporation
RENAISSANCE CLUB, INC., an Arizona corporation
RIVER CLUB, INC., an Illinois corporation
RIVER NORTH MANAGEMENT CORP., a Georgia
        corporation
RMPC MANAGEMENT CORPORATION, a Utah
        corporation
ROLLING HILLS MANAGEMENT CORPORATION,
       an Alabama corporation
ROYAL DRIVE COUNTRY CLUB, INC., a California corporation

SAN ANGELO HERITAGE CLUB, INC., a Texas
       corporation
SATICOY MANAGEMENT, INC., a California
       corporation
SCOTTY'S MANAGEMENT CORP., a Texas corporation
SHENANDOAH MANAGEMENT CORP., a Louisiana
       corporation
SILVER SPRINGS SHORES COUNTRY CLUB
       CORP., a Florida corporation
SKYLINE CLUB, INC., a Michigan corporation
SOUTH SHORE MANAGEMENT CORP., a Texas
       corporation
SURREY HILLS MANAGEMENT CORP., an Oklahoma
       corporation
SWEETWATER COUNTRY CLUB, INC., a Florida
       corporation
TAMPA CLUB MANAGEMENT, INC., a Florida
       corporation
TOP SEED MANAGEMENT CORP., an Arizona
       corporation
TOPS'L CLUB, INC., a Florida corporation
TREASURE ISLAND TENNIS & YACHT CLUB,
       INC., a Florida corporation
TWO THOUSAND ONE BRYAN TOWER CLUB,
       INC., a Texas corporation
UNIVERSITY CLUB OF DALLAS, INC., a Texas
       corporation
VITA CENTER MANAGEMENT CORP., a Texas
       corporation
WESTBURY MANAGEMENT CORP., an Oklahoma
       corporation



By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President



THE PINEHURST COMPANY (f/k/a ClubCorp Resorts,
       Inc. & ClubCorp Realty, Inc.), a Delaware corporation
BARTON CREEK RESORT & CLUBS, INC., a
       Texas corporation
CCR PROJECT DEVELOPMENT, INC., a North
       Carolina corporation

CITY WAREHOUSE CORP., a Texas corporation
CLUBCORP REALTY EAST, INC., a North Carolina
       corporation
CONCORD REALTY, INC., a Texas corporation
CLUBCORP REALTY HOLDINGS, INC., a Texas
       corporation
CLUBCORP REALTY SOUTHWEST, INC., a
       Texas corporation
CLUBCORP REALTY HILTON HEAD, INC., a
       South Carolina corporation
CLUBCORP REALTY HOMESTEAD, INC., a
       Virginia corporation
CLUB ISLAND REALTY CORP., a South Carolina
       corporation
BLOODY POINT ASSET CORP, a South Carolina
       corporation
MELROSE LANDING CORPORATION, a South
       Carolina corporation
HILTON HEAD PLANTATION ASSET CORP., a
       South Carolina corporation
MELROSE ASSET CORP., a South Carolina corporation
MELROSE UTILITY COMPANY, INC., a South
       Carolina corporation
CSRESORT MANAGEMENT, INC., a Texas
       corporation
CLUB RESORTS, INC., a Nevada corporation
COUNTRY CLUB OF PINEWILD MANAGEMENT,
       INC., a North Carolina corporation
HOMESTEAD SPRING WATER COMPANY, INC., a
       Virginia corporation
MANAGEMENT COMPANY FOR HOMESTEAD,
       INC., a Virginia corporation
OPERATIONS COMPANY FOR HOMESTEAD, INC.,
       a Virginia corporation
CONSTRUCTION COMPANY OF PINEHURST, INC.,
       a North Carolina corporation
DAUFUSKIE CLUB, INC., a South Carolina
       corporation
ROSE MIX, INC., a South Carolina corporation
DLGA GOLF ACADEMY, INC., a Florida corporation
ERROL LAND DEVELOPMENT COMPANY, a
       Florida corporation
GFO PARTNER, INC., a Michigan corporation
GP OWNERS CLUB AT ASPEN GLEN, INC.,
       a Colorado corporation

LEGAV COMMERCIAL PROPERTY CORPORATION,
       a California corporation
LEGAV HOTEL CORPORATION, a California
        corporation
MASTER CLUB, INC., a Nevada corporation
MH VILLAS, INC., a California corporation
NORTHERN MICHIGAN FINANCIAL CORPORATION,
       a Michigan corporation
OWNERS CLUB ASSET COMPANY, a Delaware
        corporation
OWNERS CLUB AT HILTON HEAD PROPERTY
        MANAGEMENT, INC., a South Carolina corporation
PCC REALTY CORP., a North Carolina corporation
PINEHURST ACQUISITION CORP., a North Carolina
       corporation
PINEHURST, INC., a North Carolina corporation
PINEHURST CHAMPIONSHIP MANAGEMENT, INC.,
       a North Carolina corporation
PINEHURST COUNTRY CLUB, INC., a North Carolina
        corporation
PINEHURST HOTEL, INC., a North Carolina
        corporation
PINEHURST REALTY CORP., a Nevada corporation
PINEHURST NO. VII, INC., a North Carolina
       corporation
PINEWILD MANAGEMENT, INC., a Virginia
        corporation
QUAIL HOLLOW DEVELOPMENT, INC., an
       Ohio corporation
SHANGRI-LA DEVELOPMENT CORP., an
       Oklahoma corporation
SHANGRI-LA MANAGEMENT CORP., an Oklahoma
        corporation
SHANGRI-LA COUNTRY CLUB, INC., an Oklahoma
        corporation
THE OWNERS CLUB HOLDING II, INC., a
       Delaware corporation
THE OWNERS CLUB, INC. (f/k/a The Owners Club
        Holding, Inc.), a Delaware corporation
OWNERS CLUB TELLURIDE REALTY, INC.,
       a Colorado corporation
OWNERS CLUB AT TELLURIDE, INC., a
       Colorado corporation
THE MANAGER OF THE OWNERS CLUB, INC.,
       a South Carolina corporation

THE OWNERS CLUB AT THE HOMESTEAD,
    INC., a Delaware corporation



By: /s/ JOHN M. MASSEY, III
    ----------------------------
    John M. Massey, III
    Vice President


CLUBCORP INTERNATIONAL, INC., a Nevada
       corporation
CLUBCORP INTERNATIONAL RESOURCE
       COMPANY, a Nevada corporation
CLUB CORPORATION OF EUROPE, INC.,
       a Nevada corporation
CLUBCORP-ASIA, a Nevada corporation
CLUBCORP ASIA INVESTMENT, INC., a
       Nevada corporation
CLUBCORP MEXICO, a Nevada corporation
CLUBCORP PANAMA, INC., a Nevada
       corporation


By: /s/ JOHN M. MASSEY, III
    ----------------------------
    John M. Massey, III
    Vice President


ASSOCIATE CLUBS INTERNATIONAL, INC.,
       a Nevada corporation
CLUBCORP PUBLICATIONS, INC., a Nevada
       corporation
CLUBCORP FINANCIAL MANAGEMENT
       COMPANY, a Nevada corporation


By: /s/ JOHN M. MASSEY, III
    ----------------------------
    John M. Massey, III
    Vice President

FIRST FEDERAL FINANCIAL CORPORATION,
       a Texas corporation
FRANKLIN FEDERAL BANCORP F.S.B., a
       Nevada corporation
GRANITE BAY MANAGEMENT, INC., a
       California corporation
BENBROOK BEVERAGE CORPORATION, a
       Texas corporation
CLUB AT DAUFUSKIE, a South Carolina
       corporation
CLUB AT GREENVILLE, INC., a South Carolina
       corporation
CLUB AT PEBBLE CREEK, a South Carolina
       corporation
CLUB AT SNEE FARM, a South Carolina
       corporation
LE GLUB, INC., a South Carolina corporation
THE CLUB AT WOODSIDE PLANTATION, a
       South Carolina corporation
THE CLUB AT HARBOUR, a South Carolina
       corporation
THE CLUB AT COLUMBIA CAPITAL, a South
       Carolina corporation
THE TOM CAT CLUB, a Arkansas corporation



By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President

APPLE MOUNTAIN GOLF CLUB, LLC, a
       Delaware limited liability company
EMPIRE RANCH, LLC, a Delaware limited
       liability company

By:    CLUBCORP USA, INC., its sole member




By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President



FLORIDA DEVELOPMENT OF GAINESVILLE,
L.L.C., a Florida limited liability company

By:    ClubCorp USA, Inc., its managing member



By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President



ALISO VIEJO GOLF CLUB JOINT VENTURE
ALISO VIEJO COMMERCIAL PROPERTY
       JOINT VENTURE

By:    GCL Corporation, a California corporation,
       its managing venturer



By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President

HOMESTEAD, L.C., a Virginia limited liability company

By:    Management Company for Homestead, Inc.,
       its managing member



By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President



CANYON SPRINGS GENERAL, L.L.C., a
       Delaware limited liability company
TCRI LIMITED, LLC, a Delaware limited
       liability company

By:    THE PINEHURST COMPANY,  f/k/a
       ClubCorp Resorts, Inc., its sole member



By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President



THE OWNERS CLUB OF SOUTH CAROLINA,
       L.L.C., a South Carolina limited liability company

By:    Owners Club Asset Company, its
       managing member



By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President

THE OWNERS CLUB AT BARTON CREEK, L.P.,
       a Texas Limited Partnership
THE OWNERS CLUB AT HILTON HEAD, L.P.,
       a South Carolina limited partnership
THE OWNERS CLUB AT THE HOMESTEAD, L.P.,
       a Virginia limited partnership

By:    The Pinehurst Company, the general partner
       for each



By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President



FFFC GOLF ACQUISITIONS, L.L.C., a Delaware
       limited liability company
CLUBCORP GOLF OF CALIFORNIA, L.L.C., a
       Delaware limited liability company
CLUBCORP GOLF OF FLORIDA, L.L.C., a
       Delaware limited liability company
CLUBCORP GOLF OF MISSOURI, L.L.C., a
       Delaware limited liability company
CLUBCORP GOLF OF NORTH CAROLINA, L.L.C.,
       a Delaware limited liability company
CLUBCORP GOLF OF OKLAHOMA, L.L.C., an
     Oklahoma limited liability company
GOLF MANAGEMENT COMPANY OF LOUISIANA,
       L.L.C., a Delaware limited liability company
PIEDMONT GOLFERS' CLUB, L.L.C., a South
       Carolina limited liability company

By:    First Federal Financial Corporation



By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President

CLUBCORP GEN PAR OF TEXAS, L.L.C., a
       Delaware limited liability company

 By:   FFFC Golf Acquisitions, L.L.C., managing
       member of each

       By: First Federal Financial Corporation, its
           sole member



By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President



CLUBCORP GOLF OF TEXAS, L.P., a Texas
       limited partnership
CLUBCORP GOLF OF GEORGIA, L.P., a
       Georgia limited partnership

By:    ClubCorp Golf of Oklahoma, L.L.C., the
       general partner for each

       By: First Federal Financial Corporation, its
                  sole member


By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President


CAPITAL CLUB COMPANY, LTD., a China
       corporation


By: /s/ JOHN M. MASSEY, III
   ------------------------------------
   John M. Massey, III
   Vice President
                                       64